UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 27, 2005
BankAtlantic Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Florida	34-027228	65-0507804

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2100 West Cypress Creek Road	33309
Ft. Lauderdale, Florida

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 954-940-5000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
Signature

Item 7.01. Regulation FD Disclosure
     BankAtlantic Bancorp, Inc. (the “Company”) is furnishing presentation materials included as Exhibit 99.1 to this report pursuant to Item 7.01 Form 8-K. The presentation materials were prepared to be included in presentations with investors during the third quarter of 2005. The Company is not undertaking to update this presentation. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1). The presentation also contains financial information determined by methods other than in accordance with GAAP. The Company’s management uses these non-GAAP measures, which it defines as “operating” measures, in their analysis of the Company’s performance. These “operating” measures adjust GAAP income from continuing operations to exclude the costs associated with debt redemptions, litigation settlement, impairment of securities, impairment of bank facilities, amortization of goodwill, impairment of goodwill, and acquisition and restructuring charges. The Company believes that these non-GAAP operating measures supplement our GAAP financial information and provide useful measures of evaluating the Company’s operating results and any related trends that may be affecting the Company’s business. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.
Item 9.01 Financial Statements and Exhibits
     (c) Investor presentation materials.
Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 27, 2005

BANKATLANTIC BANCORP, INC.
By:	/s/ Mark A. Wendel
Mark A. Wendel
Senior Vice President - Controller

(NYSE:BBX) Assets1 $6.7 Billion Equity Capital1 $510 Million Book Value per Share1 $8.42 Market Capitalization2 $1.1 Billion Price to Book2 2.25x Price to Earnings2 15.92x Price to Operating Earnings3 15.41x 1At 6/30/05 2Trailing 12 months, based on $18.95 per share closing price on 6/30/05 3GAAP Income from Continuing Operations adjusted for the items shown on slide #44 BANKATLANTIC BANCORP

BankAtlantic Parent Company Ryan Beck & Co. Operating Net Income: (1) 2Q'05 $17 Million FY'04 $56 Million Equity: 2Q'05 $542 Million Operating Net (Loss): (1) 2Q'05 $(3) Million FY'04 $(10) Million Equity: 2Q'05 $510 Million Operating Net Income: (1) 2Q'05 $13 Million FY'04 $17 Million Equity: 2Q'05 $105 Million BANKATLANTIC BANCORP Operating Net Income: (1) 2Q'05 $27 Million FY'04 $64 Million Equity: 2Q'05 $510 Million 1 Operating Net Income/(Loss) is defined as GAAP Income/(Loss) from continuing operations adjusted for litigation settlement gain of $14.8 million in 1Q'04 and costs associated with debt redemptions, net of tax, of $7.6 million in 1Q'04 EARNINGS, CONTRIBUTION

Income from Continuing Operations1 (in Millions) $18.3 $24.5 + 34.4% Operating Net Income2 (in Millions) $18.3 $26.9 + 47.6% Return on Tangible Assets from Continuing Operations1 1.48% 1.51% + 3 bps. Operating return on Tangible Assets2 1.48% 1.66% + 18 bps. Return on Tangible Equity from Continuing Operations1 21.18% 23.98% + 280 bps. Operating return on Tangible Equity2 21.18% 26.33% + 515 bps. 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #52 2GAAP Income from Continuing Operations adjusted for the items shown on slide #44 2Q'04 BANKATLANTIC BANCORP 2Q'05 2Q'05 vs. 2Q'04

Income from Continuing Operations1 (in Millions) $19.2 $38.6 $70.8 Operating Net Income2 (in Millions) $38.8 $46.8 $63.6 Return on Tangible Assets from Continuing Operations1 0.36% 0.71% 1.36% Operating return on Tangible Assets2 0.77% 0.92% 1.22% Return on Tangible Equity from Continuing Operations1 5.38% 9.49% 20.01% Operating return on Tangible Equity2 14.28% 15.67% 17.99% 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #52 2GAAP Income from Continuing Operations adjusted for the items shown on slide #44 2002 BANKATLANTIC BANCORP 2003 2004

BANKATLANTIC Household Penetration (1) 309K households 716K accounts 85K online customers 2.6 products & services per household overall cross-sell rate (1) As of 6/30/2005 Distribution Network 75 Stores* - Open 7 days Over 200 ATMs - Unique niche Award-winning Internet Platform 24 x 7 Customer Service Center * Store count does not reflect the opening of the Ulmerton store on 7/18/05 Overview Founded in 1952 "Florida's Most Convenient Bank" 75 stores* High visibility in South Florida Strong demographics BankAtlantic.com 84,711 online customers Free Online Banking Free Bill Pay 24x7 Customer Service 7 Days a Week Monday - Friday 7:30 a.m. - 8:00 p.m. Saturday 7:30 a.m. - 6:00 p.m. Sunday 11:00 a.m. - 4:00 p.m. Selected stores - open until Midnight

BANKATLANTIC FLORIDA DEPOSIT RANKING* Institution Branches Deposits *As of 12/31/04 **BBX's Store count does not reflect the opening of the Ulmerton store on 7/18/05 Source: Florida Bankers Assoc. 1. Bank of America 739 $62.0 2. Wachovia 540 51.0 3. SunTrust 445 33.6 4. Washington Mutual 211 11.1 5. SouthTrust 252 9.8 6. AmSouth 222 8.6 7. World Savings 50 7.0 8. Colonial 130 5.5 9. AmTrust 15 4.9 10. First National 84 4.1 11. Ocean Bank 22 4.0 12. Union Planters 69 4.0 13. Citibank 35 4.0 14. Northern Trust 26 3.7 15. BankUnited 47 3.5 16. BB&T 90 3.5 17. BankAtlantic ** 75 $3.4 Period-end Balances, Billions

BankAtlantic Deposits (In millions) BankAtlantic Market Share *As of 12/31/04 Source: Florida Bankers Assoc. MARKET SHARE* BANKATLANTIC Broward (Fort Lauderdale) $1,670 5.20% 6 Palm Beach / Boca Raton 907 2.80% 9 Miami-Dade 479 0.80% 23 Tampa Bay 145 0.50% 22 All Other 240 4.06% 9 Florida 3,441 1.10% 10 Market Share Ranking

BANKATLANTIC STRATEGY Increase Low Cost deposits by: Florida's Most Convenient Bank initiative Driving growth through service - not rate Strong sales and marketing culture Grow lending in Consumer, Small Business, Commercial Real Estate Supplement Earning Asset growth with conforming Residential loans Maintain high quality credit standards

SELF SERVICE COIN COUNTER Number of Transactions Number of Counters in service: 73 3Q '03 4Q '03 1Q '04 2Q '04 3Q '04 4Q '04 1Q '05 2Q '05 East 30053 41122 49638 60547 60071 68121 71106 84157

NEW LOW COST ACCOUNTS (CHECKING AND SAVINGS)* *DDA, NOW, Savings 2000 2001 2002 2003 2004 2005 Estimate NEW LOW COST DEP 36000 43000 99000 145000 166000 201818

DEPOSIT GROWTH DDA NOW SAVINGS MMA CDs 2Q'04 787.819 584.658 251.218 906.865 719.545 2Q'05 1039.611 660.633 302.677 899.364 789.533 LOW COST DEPOSITS * 2Q'04 1623.695 2Q'05 2002.921 Period-end Balances, Millions 32% 13% 20% 10% 0.19% 0% 0.42% 0.28% 2.72% -1% 1.46% 2Q'05 Deposit Cost Annual % Growth 23% *DDA, NOW, Savings YEAR-OVER-YEAR CHANGE

1 DDA, NOW, Savings 2 Includes Stores open for 2 years or more 3 September '04 deposit growth impairment resulted from the four hurricanes in Florida LOW COST DEPOSIT GROWTH1 "SAME STORE"2, YEAR-OVER-YEAR CHANGE MAR'02 JUN'02 SEP'02 DEC'02 MAR'03 JUN'03 SEP'03 DEC'03 MAR'04 JUN'04 SEP'04 DEC'04 MAR'05 JUN'05 LCD GROWTH 0.149 0.23 0.296 0.305 0.312 0.331 0.362 0.335 0.363 0.369 0.272 0.296 0.272 0.233 GOAL 0.15 0.15 0.15 0.15 0.15 0.15 0.15 0.15 0.2 0.2 0.2 0.2 0.2 0.2 20% Goal FY '05 15% Goal 3

LOW COST DEPOSITS* % OF TOTAL DEPOSITS 4Q'01 1Q'02 2Q'02 3Q'02 4Q'02 1Q'03 2Q'03 3Q'03 4Q'03 1Q'04 2Q'04 3Q'04 4Q'04 1Q'05 2Q'05 Low Cost Deposit % 0.26 0.29 0.3 0.32 0.35 0.4 0.41 0.43 0.45 0.49 0.5 0.5 0.53 0.53 0.543 *DDA, NOW, Savings

DEMAND DEPOSITS
% OF TOTAL DEPOSITS


35%
30%
25%
20%
15%
10%
5%
0%
13%
13%
14%
14%
16%
18%
19%
20%
21%
24%
24%
24%
26%
26%
28%
4Q'01
1Q'02
2Q'02
3Q'02
4Q'02
1Q'03
2Q'03
3Q'03
4Q'03
1Q'04
2Q'04
3Q'04
4Q'04
1Q'05
2Q'05

TOTAL DEPOSITS BANK OPERATIONS 1998 1999 2000 2001 2002 2003 2004 2005 Estimate Total Deposits 1.925772 2.027892 2.234485 2.276567 2.920555 3.058142 3.457202 3.948123 Compound Growth 11% *3.58% *Cost of Deposits *3.62% *4.21% *3.68% *2.20% *1.23% 54 52 54 54 72 73 Number of Stores 13.1% Period-end Balances, Billions 74 *0.88% 14.2% 79 *1.09%

GROWING FEE INCOME BANK OPERATIONS $0.2 Million 1% $5.8 Million 27% $14.7 Million 68% Financial Services Debit Card Deposit Fees 2Q'05 FEE INCOME $21.8 Million 2Q'05 - Up 7%(a) (a) Year-over-Year Core Fee Income growth Other $1.0 Million 4% $5.8 Million 27% $14.7 Million 68%

2000 2001 2002 2003 2004 2005 Estimate Fee Income 29.505389 32.368349 42.315973 63.144773 78.68041 88.298124 1.979656 Compound Growth 24.5% 12.2% 24.4% Dollars in Millions FEE INCOME BANK OPERATIONS (1) (1) BOLI Income: $1.98 million

BANKATLANTIC 2005 EXPANSION STRATEGY De novo expansion strategy: Open between 8 and 10 stores in 2005 2005 capital commitment $18 million Anticipated break-even 12-15 months Existing Store renovation and "branding" initiative: Renovation and "branding" of existing stores Capital commitment $13 million

LOAN GROWTH BANK OPERATIONS 1998 1999 2000 2001 2002 2003 2004 2005 Estimate Total Loans 2.635 2.69 2.854 2.774 3.468 3.676 4.6 4.685428 Compound Growth 8.6% *137% *Loan to Deposit Ratio *133% *128% *122% *115% *121% 24.8% Period-end Balances, Billions 1.9% *133% *119%

LOAN COMPOSITION BANK OPERATIONS Residential $2,299 47.5% +52% Commercial Real Estate 1,725 35.6% +4% Consumer 522 10.8% +21% Small Business 213 4.4% +14% Corporate 84 1.7% -19% Total Loans $4,843 100% +25% 2Q'05 Gross Outstandings % of Total 2Q'05 vs 2Q'04 Period-end Balances, Millions

ASSET QUALITY 2002 2003 2004 2Q'05 Non Performing Assets - Gross $31.4 $14.1 $9.0 $7.9 Non Performing Assets % Loans & Other Assets 0.8% 0.4% 0.2% 0.2% Net Charge offs $19.8 $1.1 $(5.5) $0.2 Annualized Net Charge offs to Avg. Loans O/S 0.6% 0.0% - 0.1% 0.0% Loan Loss Reserve $48.0 $45.6 $46.0 $43.7 Loan Loss Reserve to Total Loans 1.2% 1.2% 1.0% 0.9% Loan Loss Reserve Coverage of Non Performing Loans 235.6% 422.1% 582.2% 754.5% Period-end Balances, Millions

CURRENT POSTURE Positioned for rising rates Low Cost Deposits more valuable in rising rate environment Margin reached 3.90% in 2Q '05 3.73% 2Q'04 3.79% FY'04 3.88% 1Q'05

RYAN BECK & CO. 38 Branches 435 Financial Counselors $17.6 Billion in Customer Assets

RYAN BECK & CO. Retail 40% Contribution Investment Banking 35% Contribution Capital Markets 25% Contribution $34.7 Million $30.5 Million $22.2 Million 2Q'05 TOTAL REVENUE $87.4 Million +52% vs 1Q'05(a) +33% vs 2Q'04(b) (a), (b) Linked Quarter, Year-over-Year Total Revenue growth

INCOME FROM CONTINUING OPERATIONS1 2000 2001 2002 2003 2004 2Q'04 2Q'05 Income from Continuing Ops 18.644 22.53 19.15 38.597 70.768 18.26 24.537 Compound Growth 40% CONSOLIDATED 34% Dollars in Millions 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #52 83%

OPERATING NET INCOME TREND1 2000 2001 2002 2003 2004 2Q'04 2Q'05 Operating Net Income 16.719 35.818 38.799 46.75 63.615 18.26 26.946 Compound Growth 40% CONSOLIDATED 36% Dollars in Millions 1GAAP Income from Continuing Operations adjusted for the items shown on slide #44 48%

EPS TREND FROM CONTINUING OPERATIONS1 2000 2001 2002 2003 2004 2Q'04 2Q'05 EPS from Continuing Ops 0.43 0.47 0.32 0.62 1.11 0.29 0.38 Compound Growth 27% CONSOLIDATED 79% 1 Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #52 2 Decline in 2002 primarily due to impairments in the Parent Company's equity securities portfolio $0.322 31%

EPS TREND FROM OPERATING NET INCOME1 2000 2001 2002 2003 2004 2Q'04 2Q'05 EPS from Operating Income 0.39 0.71 0.63 0.75 1 0.29 0.42 Compound Growth 27% CONSOLIDATED 33% 1GAAP Income from Continuing Operations adjusted for the items shown on slide #44 45%

ANNUAL RETURN BBX S&P 500 2002 2.91% - 22.56% 2003 99.52% 24.54% 2004 35.68% 11.21% 2005 YTD* - 3.82% .00% *Total Market Returns as of 6/30/05 close

CONSOLIDATED RECONCILIATION OF INCOME FROM CONTINUING OPERATIONS AND OPERATING NET INCOME Dollars in Thousands, except for EPS INCOME FROM CONTINUING OPERATIONS $18,644 $22,530 $19,150 $38,597 $70,768 $18,260 $24,537 Restructuring and acquisition charges 1,726 215 5,398 Losses/(Gains) associated with debt redemption (7,948) 253 2,031 8,153 7,632 Amortization and impairment of goodwill 3,887 10,527 Litigation settlement (14,785) Impairment of Securities 410 2,293 12,220 Impairment on Bank Facilities 2,409 OPERATING NET INCOME $16,719 $35,818 $38,799 $46,750 $63,615 $18,260 $26,946 DILUTED EPS from Continuing Operations $0.43 $0.47 $0.32 $0.62 $1.11 $0.29 $0.38 Restructuring and acquisition charges 0.02 0.00 0.08 Losses/(Gains) associated with debt redemption (0.14) 0.00 0.03 0.13 0.11 (0.01) Amortization and impairment of goodwill 0.07 0.19 Litigation settlement (0.22) Impairment of Securities 0.01 0.05 0.20 0.01 Impairment of Bank Facilities 0.04 DILUTED EPS from Continuing Operations $0.39 $0.71 $0.63 $0.75 $1.00 $0.29 $0.42 1Note: In periods prior to December 31, 2001 BBX's capital structure included a dividend premium for our Class A common shareholders, and EPS was computed under the two-class method. In the Second quarter 2001 BBX shareholders voted to eliminate the dividend premium. FY 2000 FY 2001 FY 2002 FY 2003 FY 2004 2Q'04 2Q'05

FORWARD-LOOKING INFORMATION Except for historical information contained herein, the matters discussed in these slides contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. When used in this presentation and in any documents incorporated by reference herein, the words "anticipate," "believe," "estimate," "may," "intend," "expect" and similar expressions identify certain of such forward-looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of BankAtlantic Bancorp, Inc. ("the Company") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company's control. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services; credit risks and loan losses, and the related sufficiency of the allowance for loan losses; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws including their impact on the banks net interest margin; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on our activities and the value of our assets; BankAtlantic's seven-day banking initiative and other growth initiatives not being successful or producing results which do not justify their costs; the impact of periodic testing of goodwill and other intangible assets for impairment; achieving the benefits of the prepayment of the Federal Home Loan Bank advances; as well as the costs related to the correction of compliance deficiencies associated with the USA Patriot Act, anti- money laundering laws and the Bank Secrecy Act, and whether or to what extent monetary or other penalties relating to these compliance deficiencies will be imposed on the Company by regulators or other federal agencies. Estimates and new account opening assumptions are based largely on the application of deposit growth trend lines from prior periods and conjecture relating to the impact of hurricanes which affected Florida during the period. The results or performance derived or implied, directly or indirectly from the estimates and assumptions, are based on our beliefs and may not be accurate. Past performance, actual or estimated new account openings and growth rates, may not be indicative of future results. Further, these slides contain forward-looking statements with respect to Ryan Beck & Co., which are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with its operations, products and services, changes in economic or regulatory policies, its ability to recruit and retain financial consultants, the volatility of the stock market and fixed income markets, as well as its revenue mix, the success of new lines of business; and additional risks and uncertainties that are subject to change and may be outside of Ryan Beck's control. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive.

Total Assets (a) $6.7 Billion Billion +23.8% Total Deposits $3.7 Billion Billion +13.6% Total Loans (Net) $4.8 Billion Billion +23.2% Total Revenues $163.6 Million Million +30.2% Total Expenses $124.1 Million Million +26.8% Income from Continuing Ops (b) $24.5 Million Million +34.4% Operating Net Income (c) $26.9 Million Million +47.6% EPS from Continuing Ops (b) $0.38 +31.9% EPS from Operating Net Income (c) $0.42 +45.2% FINANCIAL HIGHLIGHTS 2Q'05 vs 2Q'04 2Q'05 CONSOLIDATED (a) Post Levitt spin-off on 12/31/2003 (b) Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #52 (c) GAAP Income from Continuing Operations adjusted for the items shown on slide #44

NET INTEREST MARGIN BANK OPERATIONS 1998 1999 2000 2001 2002 2003 3Q'03 2Q'05 NIM 0.0373 0.0369 0.0346 0.0361 0.0352 0.0328 0.031 0.039

FUNDING COSTS BANK OPERATIONS 2001 2002 2003 2004 2Q'05 Deposit Cost of Funds (including impact of free funding from DDAs) 3.68% 2.20% 1.23% 0.88% 1.05% Borrowing Cost of Funds (Other Interest Bearing Liabilities) 5.07% 4.35% 4.11% 3.45% 3.75% Total Cost of Funds 4.26% 2.98% 2.21% 1.59% 2.01%

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2Q'05 TOTAL ASSETS 1.5 1.7 2.6 3 3.8 4.1 4.6 4.6 5.4 4.8 6.4 6.7 LEVITT 0.4 TOTAL ASSETS Compound Growth 16% Dollars in Billions CONSOLIDATED (a) Post Levitt spin-off on 12/31/2003 (b) Levitt's Total Assets at spin-off $4.8(a) $0.4(b)

CONSOLIDATED RECONCILIATION OF NET INCOME AND INCOME FROM CONTINUING OPERATIONS Dollars in Thousands, except for EPS NET INCOME (GAAP) $24,714 $32,160 $ 50,335 $67,717 $70,768 $18,260 $24,537 Income from Discontinued Operations (6,070) (8,492) (22,543) (29,120) Cumulative effect of a change in accounting principle (1,138) 15,107 Gruntal extraordinary item (23,749) INCOME FROM CONTINUING OPERATIONS $18,644 $22,530 $19,150 $38,597 $70,768 $18,260 $24,537 DILUTED EPS (GAAP)1 $0.54 $0.65 $0.81 $1.08 $1.11 $0.29 $0.38 Income from Discounted Operations (0.11) (0.16) (0.35) (0.46) Cumulative effect of a change in accounting principle (0.02) 0.23 Gruntal extraordinary item (0.37) DILUTED EPS from Continuing Operations $0.43 $0.47 $0.32 $0.62 $1.11 $0.29 $0.38 1Note: In periods prior to December 31, 2001 BBX's capital structure included a dividend premium for our Class A common shareholders, and EPS was computed under the two-class method. In the Second quarter 2001 BBX shareholders voted to eliminate the dividend premium. FY 2000 FY 2001 FY 2002 FY 2003 FY 2004 2Q'05 2Q'04